UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2014

Strategic Realty Trust, Inc.

(Exact name of Registrant specified in its Charter)

Maryland	000-54376	90-0413866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100

San Mateo, California, 94402

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 343-9300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 24, 2014, the board of directors of Strategic Realty Trust, Inc. (the “Company”) declared distributions for the first quarter of 2014 in the amount of $0.05 (5 cents) per share on the outstanding shares of common stock of the Company, payable to shareholders of record of such shares as shown on the books of the Company at the close of business on March 31, 2014. Such distributions will be paid on April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC REALTY TRUST, INC.

Dated: March 26, 2014	By:	/s/ Andrew Batinovich
Andrew Batinovich
Chief Executive Officer